EXHIBIT 99.2
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CERTIFICATION OF PERIODIC REPORT

I, Marvin F. Romanow, Executive Vice President and Chief Financial Officer of Nexen Inc., a Canadian Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   February 24, 2003                           /s/ Marvin F. Romanow
                                                    ----------------------------
                                                    Marvin F. Romanow
                                                    Executive Vice President and
                                                    Chief Financial Officer